The Year Ahead January 2006

Cautionary Statement This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "unrisked gross and net potential reserves" which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

To be the preeminent explorer and producer of oil and gas in the North Sea

Endeavour Today 59 Employees in 4 locations (Houston, London, Oslo and Aberdeen) Acreage Accumulated UKCS - 23 licenses (40 blocks ) - ^ 1.2 million acres Norway - 12 licenses ^ 420,000 acres Reserves (2P) - 7.4 mmboe* Current Production - 2,000 mboed Enterprise Value ^ $350 million * As of December 31, 2004

2005 Accomplishments 17 blocks (11 licenses) in UK 23rd License Round 5 blocks (2 licenses) in Norway APA License Round Acquired interest in the Enoch field development for $ 11.7 million - first production Q4 2006 Commenced 10-well drilling program with six wells scheduled for 2006 Demonstrated capability as effective operator and partner of choice in UKCS Expanded 3D MegaSurvey into Netherlands - 15,000 km2 (96,250 km2 of seismic data in total) Achieved operator status in Norway Successful $81.25 million senior note offering (significantly oversubscribed) Sold Thailand interests for $19.5 million Generated portfolio of exploration prospects in the UK and Norway with over 1 billion BOE of gross upside potential

Disappointments for 2005 Lack of exploration success Tax rate increase in UK Pull back of >100 fallow blocks from UK 23rd License Round Overheated asset and M&A market

Looking Ahead We believe in the North Sea opportunity We believe in our exploration process We have world-class data sets and exploration technology We have an outstanding and growing portfolio of prospective opportunities We have confidence in our people We are learning from our investments WE WILL BE SUCCESSFUL

2005 Exploration

2005 UKCS Exploration wells including sidetracks (discoveries) Risk Platform/near field 6 (2) Satellite/Appraisal 38 (9) 41 (9) New play wildcat exploration 5 (0) Established Exploration Potential No information available for 25 of these wells.

33
210
34
35
2
3
30
31
8
9
25
26
24

2005 Drilling UKCS

Northern North Sea

- 210/24a-10, 10Z
- 211/22a-4
- 2/5-23
- 3/7a-8
- 3/9a-N49
- 3/28c-5
- 9/5a-4
- 9/13a-65, 65Z, 65Y
- 9/13a-66, 66Z, 66Y

Exploration well
Appraisal well
Endeavour Blocks
Discovery

ENDEAVOUR 10

2005 Drilling UKCS Central North Sea 13/23b-5, 5Z, 5Y 13/27a-4 15/16a-25 15/17-27 15/18b-11 15/20b-16 15/22-18, 18Z 15/24b-8, 8Z 15/25b-8Z 15/25a-13, 13Z, 13Y 16/22-7 16/29-14 20/4a-8, 8Z 21/2-10 21/4b-6 21/5a-6, 6Z, 6Y 21/6b-6 21/10-10, 10Z, 10Y, 10X, 10W, 10V 21/15a-8 21/23b-7, 7Z 22/6a-14, 14Z 22/7-4 23/11-4 23/16b-10 29/15c-3 30/2a-5, 5Z, 5Y 30/2a-6 30/6-5, 5Z, 5Y 30/7a-21 30/8-3 30/13-8 30/16-14 30/17b-A42 31/26b-17 31/26b-18 Exploration well Appraisal well Endeavour Operated Blocks Endeavour Non-Operated Blocks Endeavour APA 2005 Blocks Discovery

2005 Drilling UKCS Southern North Sea 42/21-1 43/25a-2, 2Z, 2Y, 2X, 2W 44/23b-11 47/10-8 48/22b-5 48/24a-4 48/24a-5 49/10a-4 49/30a-9 54/1a-5 Exploration well Appraisal well Endeavour Operated Blocks Endeavour Non-Operated Blocks Discovery

2005 Norwegian Continental Shelf Source: NPD

6406/9-1 "Onyx SW" (Shell) Large Jurassic (?377 mmboe) HPHT gas/cond. discovery 6605/8-1 "Stetind" (Hydro) Significant gas/condensate discovery Size and productivity uncertain ~500 mmboe? Njord Endeavour 2.5 % PL 107 Noatun area Endeavour 2.5%

Agat Endeavour 49% 35/2-1 "Peon" (Hydro) shallow gas discovery (rumoured 1 TCFG) at 2100' depth 34/10-48 A "Topas" (Statoil) >10 mmbbo 30/9-JH-13 Oseberg Sor stepout (Hydro) Gas and oil discovery Brage Endeavour 4.4% 35/11-13 "Astero" (Hydro) Significant oil & gas discovery (~110-120 mmbo)

2005 UKCS exploration wells including sidetracks (discoveries) Risk Platform/near field 6 (2) Satellite/Appraisal 38 (9) 41 (9) New play wildcat exploration 5 (0) Prometheus Fiacre Turriff Turnberry Established Exploration Potential 2005

2006 Exploration

2005 UKCS exploration wells including sidetracks (discoveries) Risk Platform/near field 6 (2) Satellite/Appraisal 38 (9) 41 (9) New play wildcat exploration 5 (0) Prometheus Fiacre Turriff Turnberry 21/11c, Balgownie Emu Cygnus Magellan Established Exploration Potential Alpha x2 2006 2005

2006 Exploration Program Participate in six wells First well (Cygnus Prospect) in late-January Two company-operated wells in UKCS Central Graben (from a pool of developing prospects) Three more wells - working farm-in opportunities in UK and Norway where operator has a rig Extend data resources and build prospect inventory 2007/2008 outlook

44/12-1 1988 Marathon P&A logged gas Leman Sst 145 feet thick interbedded sandstones and siltstones. Calculated column of 200ft supported by RFT 44/12-B location Additional prospects 44/11 and 44/12 - Cygnus Endeavour 12.5%, GDF (Operator)

23/16f Magellan Endeavour 50%, Serica (Operator) 23/16a-2: Logged oil pay in target reservoir Channel sst in four-way closure Paleocene Andrew & Forties Potential amplitude support Pre-Drill work program: PGS reprocessing 3D volume First well for Endeavour rig Henry Channel System Magellan Channel 2.8 2.9 3.0 A A' 23/16a-2 Columbus Channel System Area for 2006 well location 9760 ft (Andrew) 9660 ft (100 ft stand-off Andrew) Henry Magellan Columbus A A' 23/16a-2

21/11c & 20/15b Prospects



Rye
(Skagerrak)
Newport
(Fulmar)
3
1
2
21/11c
8
1Z
Mallaig
(Tay & Cromarty)
2
6
Dauntless
4
5
7
20/15b
Durwood
5km

ENDEAVOUR 22

Rye Prospect - Top Skagerrak (Triassic) 1 Km 2400 2400 2300 2300 2300 2500 2500 2500 Smith Bank Shale Seismic Line 21/11c N Skagerrak Lead CI = 100 meters Structural contours-subsea

Newport Prospect - Top Fulmar (Jurassic) 1 Km 2500 2500 2450 2450 2400 Smith Bank Shale Seismic Line 21/11c Fulmar sand salt shale CI = 50 meters Structural contours-subsea

Mallaig Prospect - Top Tay (Eocene) 1100 1200 1150 1100 1050 1140 1120 1050 20/15b 21/11c 2 Km Seismic Line Malliag E Structural contours-subsea Approx. limit of DHI

Maturing Prospects Q30/31 Cullen Balgownie Newburgh Murcar

30/23b Balgownie Endeavour (Operator) 60% 30/23b lies on SW flank of Central Graben Along established trend Direct analogy - Janice Field (70mmboe) 4-way dip closed structure at top Fulmer Pre-drill work program: Complete seismic mapping and geological analysis

ALPHA



Discovery Well Y
Prospect A
Prospect A1
Producing Field X
-7500
-8000
-8500
Depth TVDSS (ft)
GWC
GWC
Leman sandstone
Prospect A Target
Prospect A1 Target
Silt/shale
Anhydrite
Halite
Sand
Sand/shale/ Coals

ENDEAVOUR 28

48/1a Emu Endeavour 30%, CalEnergy 70% (Op)



48/1a
Emu Prospect
48/1a-3
Oblique SW-NE Line
48/1-2a

Top Rotliegendes Time Map



SW
NE
Top Bunter Sst
Top Zechstein
Top Rotliegendes
Emu

TGS Re-Processed data with interpretation

- High relief horst block
- Rotliegendes Leman Sandstone Reservoir
- Potentially significant reserves

Pre-Drill work program:

- **Seismic reprocessing complete February 2006**
- **Exercise option within 20 days**

ENDEAVOUR 29

48/1a - Emu Endeavour 30%, CalEnergy (Op) Original 1990 PSTM processing 2005 PSTM re-processing Comparison of "original" vs. "new" processing

Seismic Program: IMF 3D Acquisition Blocks 12/26c, 12/27, 17/5-b, 18/1a & 18/2a Jurassic/Triassic in fault block/pinch-out plays Prospects: Delgany, Wenvoe, Carne, Cruit & Southerndown Commitment 300km2 3D Drill or Drop Awarded Licence Area 790km2 Environmental Restrictions PGS vessel committed for Proprietary Acquisition beginning early-mid August 2006 Maximum area of 500km2 of full-fold 3D, covering all of current prospectivity Estimated 34 day programme Delgany 44-400bcf Wenvoe 100bcf Southerndown 166bcf Cruit 41 - 395bcf Carne 70 - 668bcf 1 1 2 3 12/26c 17/5b 18/1a 18/2a 12/27 Beatrice Field

3D Seismic Program - Inner Moray Firth 2 1 1 3 A B C D Survey to be acquired by PGS in the Fall 2006

Seismic Program - Prospect Examples



Delgany
02°48'W
02°36'W
58°05'N
12/27-1
12/27-2
58°00'N
18/2
Desired part
Kilometres
0 1 2 3 4 5
Contour interval = 100ft

Middle Jurassic Beatrice Fm with Triassic (Lossiehead Fm) upside

Proven Gas Play –

12/27-1: 28ft net pay, 9.5MMscfpd

Oil shows in Upper Jurassic sands

Shallow Reservoir depths 1500-4000ft TVDSS

Good data imaging



03°00'W
02°48'W
12/27
58°05'N
Cruit
Carne
58°00'N
Kilometres
0 2 4 6 8 10
17/5
18/1
57°52'N
Contour interval = 100ft



LINE SSL-MF89-165/D1
Well 12/27-1
Base Cretaceous
Top Triassic
Top Devonian
0.5
1.0
1.5



NW
Well 12/27-1
SE
Mid Volgian Sand
Base Cretaceous
2000
3000
4000
Top Triassic
Beatrice
Lossiehead
5000
Top Devonian
6000



W
E
1000
Base Cretaceous
Beatrice
2000
Top Triassic
3000
Top Devonian
ft

ENDEAVOUR 33

Norway PL 354 "Ekofisk West" PL354 Endeavour 50%, operator PetroCanada 30% Revus 20% Area: 354.785 km2 Effective date Jan. 06, 2006 License term: 2+2+1 years Work program: Reprocess 3D (DOD) + Drill one well + PDO Endeavour UK operated 31/21b, 31/26b, 31/27b 2/7 5 km 2/10-2 1/9 2/7 2/10 2/10-2 2/10-2 2/7-22 2/7-19 Ebba Prospects

Norway PL 363 "Gorilla" Lundin 60%, operator Endeavour 40% Area: 167.941 km2 Effective date Jan. 06, 2006 License term: 2+2+1 years Work program: Reprocess 3D (DOD) + Drill one well + PDO 25/5-1A 25/5-2 25/5-4 25/5-3 Froy Skirne 25/4-6S Prospect Vale

Agat, NE Quad 35, Northern North Sea PL 270 RWE 51% (Op.) EEN 49%) PL 318 Hydro 60% (Op.) Idemitsu 20 % Petoro 20 % Recent 35/2-1, Norsk Hydro gas discovery

Endeavour MegaSurvey Licence ~ 15,250 sq. km The Netherlands PGS MegaSurvey

Endeavour Strategies

New opportunities 'Five countries area' Main drivers 'Transparent boundaries' concept Practical: Seamless data coverage Supporting initial moves on NLCS? Synergies in sharing Understanding Interpretation/models Commercialisation ideas Endeavour APA 2005 PGS MegaSurvey

Capable Operator in Challenging Times Execution Cost management HSE performance Rigs UK - 2 slots as operator in 2006 Norway - 2 slots as operator in 2007/08 Materials and services

Business Development Continue to search for sound acquisition opportunities Continue to implement creative partnering strategies Be opportunistic about extending business model to other North Sea countries - "Five Nations Strategy"

North Sea M&A Activity Fully developed reserve values in the North Sea appear to be settling around $15+/boe in the UK and some $7.50/boe in Norway Mainly Norwegian Deals shown with border Mainly Oil Mainly Gas Note : Centrica Kerr McGee artificially high as included pipeline assets Note: Fram disposal cancelled possibly because bids did not reach the $7+/boe threshold Source: Lambert Energy Advisors M&A activity in Norway and UK (Cost of fully developed 2P Reserves)

Financial Strategy Maintain strong balance sheet with significant "dry powder" Drilling success will be "self-financing" Target cash to fund drilling for at least 12 months forward Prudent use of leverage and hedging to support exploration program, while providing equity holders with meaningful exposure to commodity prices

Why the North Sea? Large Resource Potential UK: DTI estimates 16 BBOE yet-to-be discovered Norway: NPD estimates 24 BBOE yet-to-be discovered >250 new fields with more than 25mmboe to be discovered High value fields with existing and available infrastructure Recycling of acreage is working Regional geological approach consistent with "Five Nations" strategy

Why Endeavour? Focused in North Sea - undergoing significant renaissance Highly equitized and proven management team Experienced and successful technical and business development teams Pre-eminent 3D seismic data base foundation (MegaSurvey first-user advantage) Extensive acreage position Attractive multi-year exploration portfolio - six tests during 2006

Appendix

2005 Exploration Post-Appraisal

Fiacre Pre-drill: Dana 80% (Op), Endeavour 20% 23 km SE of Everest 25 km N of Lomond 18 km N of Mungo Ula/Gyda Terrace SOURCE + TOPSEAL = KCF RESERVOIR = ULA SAND BOTTOM + SIDESEAL = SMITH BANK Intra-pod reservoir and source concept - U. Jur Ula sands side-sealed by Tr Smith Bank U. Jur Kimmeridge Clay source and topseal Concept Proven in Norway (7/7-2) Key Risks Smith Bank effectiveness as lateral seal Potential fault breach in north Source maturation and migration (isolated from graben) 23/11-4 Red = high impedance

BCU Absolute Amplitude Potential up-dip spill to neighbouring inter-pod to the east. Note the amplitudes. Line H

Fiacre Post-well Conclusions Potential failure modes: Lateral seal: potential NE leak point highlighted by Endeavour at farm-in Migration: potential shadow location between west & east culminations Maturation: isolated from main Central Graben maturation kitchen

Prometheus Pre-drill ?GDT in well 42/22-1 Base Zechstein Well location was chosen: To be above GDT in 42/22-1 well To be in within area mapped as having thicker potential Leman Sst To prove up significant volumes of gas Key Pre-drill risks: Lateral seal Reservoir presence Reservoir deliverability 42/21-1 NW SE Top Bunter Sst Top Zechstein Base Zechstein Base Permian u/c 0 2 km NB: Actual Base Permian u/c coincident with pre-drill Top Leman Sst pick 42/22-1 42/21-1 GDT in 22-1 well

Prometheus Post-well Conclusions Potential failure modes: Lateral seal: lack of pinch-out of Leman sandstone to NW (no shows at all were recorded in the well) Bottom seal: Carboniferous sandstones could have acted as thief zones Failure Analysis Concept driven prospect led us to drill too far from discovery well 2D data interpretation inherently more uncertain than 3D (does not exist)

31/26b Turnberry & Turriff Well locations Flora Field Fife Field Angus Field Turriff Location Turnberry Location

31/26b-17 Turnberry (pre-drill map)


Flora
Field
2665.5m (8745') contour
=Flora OWC
Well
location

- Four-way dip closure with spill at same depth as Flora Field OWC at 8745ft SS which lies to the north
- Fife Sst (Fulmar) target at 8599ft SS


NNW
Flora
Turnberry
Fife
SSE
7750
8000
8250
8500
8750
9000
9250
9500
Tertiary
Chalk
Fife Sst
Triassic
Zechstein
Rotleigend
Permian
(lge)
volcanics
Upper Flora Sst
Lower Flora Sst

ENDEAVOUR 54

31/26b-17 Turnberry Pre-drill schematic cross section Lower Cretaceous & JU Kimmeridge Clay Fm thicknesses exaggerated Fife sands thicknesses also exaggerated over Flora

31/26b-17 Turnberry Post-drill schematic cross section Lower Cretaceous & JU Kimmeridge Clay Fm thicknesses exaggerated Fife sands thicknesses also exaggerated over Flora 31/26-2 N S Turnberry Flora Fife 8000' 9500' 9000' 8500' 8750' 9250' Tertiary 8512' (Fife OWC) 8745' (Flora OWC) Triassic Fulmar Sst Chalk Permian (Inge) volcanics? Rotleigend Zechstein Flora Sst 8250' Carboniferous volcanics Lower Flora Sst Upper Flora Sst KL

Post-well analysis - Turnberry Risk Elements Reservoir presence Alternative and deeper pick for the Base Cretaceous Unconformity recognised pre-drill Charge & migration route into the structure Failure Analysis Reservoir penetrated below oil water contact in the Flora Field Reservoir thinner than prognosis

Post-well analysis - Turriff Risk Elements High risk/high potential prospect Charge & migration Failure analysis Lack of hydrocarbon shows indicate charge/migration as the main failure mode

31/26b-18 Turriff


31/26-4
31/26b-14

- Stratigraphic/downthrown fault play with Fulmar Fm reservoir target at 9776ft SS
- Key well 31/26-4, thick Fulmar sand

ENDEAVOUR 59

Pre- and post-drill schematic cross section through Turriff & Tulliallan 31/26b-14 Turriff & Tulliallan Fife Field 0m 4000m 2.5 secs 2.75 secs 3.0 secs 3.25 secs Tertiary Chalk Carboniferous Triassic Permian (Zech) Permian (Rot) Jurassic Fulmar OWC KL KL flat event

Possible local source at 3000m Regional source Regional source bypass the low Base Cretaceous depth map - migration pathway analysis

Endeavour Assets MegaSurvey Brage Njord Agat Enoch

Endeavour North Sea Data

Location: Offshore UK, Norway, and The Netherlands

Data Sets:

- *MegaSurvey* (104,200 km2)
- Digital Atlas
- Regional structural mapping on 11 horizons
- Pressure data (573 wells)
- Well database (more than 1,500 wells)
- Biostratigraphic database (600 wells)
- 2D long offset

Current Operations:

- Seismic mapping
- Seismic analysis
- Geologic analysis and mapping
- Reservoir characterization
- Petrophysical studies
- Rock physics modeling
- 3D seismic reprocessing (proprietary PSDM, AVO)
- 3D acquisition (scheduled Fall 2006)

ENDEAVOUR 63

MegaSurvey Database UK Central Graben 36,200 km2 Norway Northern North Sea 12,400 km2 Norway Central Graben 10,400 km2 UK Southern North Sea 22,000 km2 Norway South Viking Graben 8,200 km2 Dutch North Sea 15,000 km2

PGS Central North Sea MegaSurvey - "Quilt Map"

MegaSurvey Database SNS NNS CNS PGS MegaSurveys .. CNS - 54,800 km2 SNS - 22,000 km2 NNS - 12,400 km2 DNS - 15,000 km2 Total - 104,200 km2 DNS Relative to Gulf of Mexico

186 Km mmboe U. Jurassic Field Lower Cretaceous Field Leads and prospects 450 + 26 110 22 48 700+ 3 5 4 0 6 5 15 3 2 4 2 mmboe mmboe E W 5000' 10,000' 36 Lower Cretaceous and Upper Jurassic Fairways; Northern Central Graben

mmboe U. Jurassic Field Leads and prospects mmboe 27 12 67 16 48 78 142 17 13 16 21 32 120 15 20 40 330 Km 5,000 ft 10,000 ft 15,000 ft 51 18 16 75 E W Lower Cretaceous and Upper Jurassic Fairways, Southern Central Graben

Carboniferous and Rotliegend Fairways, Southern Gas Basin


NW
S
11500
75
142
612
50
27
700
92
50
97
4400
5,000'
7,500'
10,000'
12,500'
15,000'
350 Km

Carboniferous Field
BCF

Rotliegend Field
BCF

Lead
BCF

ENDEAVOUR 69

Location: 125 km west of Bergen Water Depth: 430 ft. Endeavour WI: 4.44% Production: 24,000 BOEPD (gross) 1,100 BOEPD (net) Number of Wells: 19 producers 7 water injectors Partners: Norsk Hydro 20% (operator), Paladin 20%, Talisman 13.8%, Petoro 14.3%, Statoil 12.7%, ENI Norge* 12.3%, Revus 2.5% Current • Drilling new sidetrack wells (Q3 - 2006) Operations/Plan: • Increase/Optimize water capacity/inj. • Evaluating exploration/exploitation Brage Field - Norway * ENI Norge sold their share in Brage Field to Altinex, awaiting authorities' approval.

Location: 30 km west of Draugen Field in Haltenbanken Area Water Depth: 1,000 ft. Endeavour WI: 2.5% Production: 31,000 BOPD (gross) 800 BOPD (net) Number of Wells: 7 producers, 4 gas injectors Partners: Norsk Hydro 20% (operator), GdF 20%, Mobil 20%, E.ON Ruhrgas 30%, Petoro 7.5% Current • Infill drilling program Operations/Plan: • Shut-off high gas production intervals • Gas Export project (1st gas in '07) • Development of NW-Flank (1st oil in '08) Njord Field - Norway 107 NJORD 32 6407/7-6 Gimsa 6407/7 6407/10 Froya High

Location: Northern Sea Water Depth: 845 ft. Endeavour WI: 49% Production: None (gross) None (net) Number of Wells: 2 test wells Partners: RWE 51% (operator) Current • Significant gas/gas condensate Status: discovery • Evaluating commercialization schemes • Extension of license - 30 years • Norsk Hydro announces major gas discovery "Peon" in Block 35/2 Agat Field (Non-Producing) - Norway

Enoch - UKCS and Norway Location: UKCS block 16/13a & NCS 15/5g Regional Setting: South Viking Graben Water Depth: 120m Fluid Type: Oil and gas cap Endeavour WI: 8% in Enoch field Partners: Talisman 25.2% (operator) Bow Valley Petroleum 12%, Roc Oil 12%, Dana Petroleum 8.8%, Altinex 4.3%, Statoil 11.8%, Dyas 14% DONG Norge 1.9%, DNO 2% Development Plan: Commenced mid 2005. Single horizontal producer subsea tie-back to Brae A platform Production: First production anticipated 4Q 2006 at approx. 16,000 boe/d (gross), 1,300 boe/d (net)

Financial Summary

Production Summary 2005 Daily Production: Oil (Bbl) 1,878 Gas (Mcf) 480 Liquids (Bbl) 61 Equivalent Barrels 2,019 Realized Oil Price ($ per Bbl) (*) $51.31 (*) Includes the impact of commodity hedges. (**) Exit rate should be approximately 3,000 boepd in 2006 (**)

Capital Expenditures ($ millions) 2006E 2005E 5.3 6.7 Seismic and other Drilling 6.3 4.0 Norway 61.3 40.3 Direct expenditures 14.4 8.3 Capitalized G&A and interest $ 75.7 $ 48.6 Total capital expenditures 0.9 0.5 Corporate expenditures 48.7 39.8 Direct E&P $ 37.1 $ 29.1 United Kingdom 11.7 Acquisitions

Sources and Uses of Cash ($ millions) 0.0 77.6 Net financing proceeds (60.3) 57.0 Increase in cash (75.7) (48.6) Capital expenditures $ 66.0 9.0 23.4 $ 4.6 2005E $ 5.7 66.0 4.2 $ 11.2 Ending Cash Beginning cash Changes in working capital Discretionary cash flow 2006E